EXHIBIT 99.3

SECOND FORBEARANCE AGREEMENT

AND

AMENDMENT NO. 9 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND FORBEARANCE AGREEMENT AND AMENDMENT NO. 9 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of March 14, 2003 by and among NATIONAL EQUIPMENT SERVICES, INC., a Delaware corporation (the “Borrower”), each of the parties identified as a Subsidiary Guarantor on the signature pages hereto (the “Subsidiary Guarantors”), each of the financial institutions identified as a Lender on the signature pages hereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as agent for the Lenders (the “Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement (hereinafter defined).

RECITALS

A.            The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are party to that certain Amended and Restated Credit Agreement dated as of August 6, 1999, as amended, supplemented or otherwise modified to date (the “Credit Agreement”).

B.            The Borrower defaulted under Section 7.1(d) of the Credit Agreement by failing to timely deliver the Borrowing Base report for the periods ending December 31, 2002 and January 31, 2003, within five Business Days after it was due on January 15, 2003 and on February 15, 2003, respectively (collectively, the “7.1(d) Default”) (provided, however, the Borrower subsequently delivered such reports).

C.            The Borrower previously defaulted by representing that the annual financial statements delivered for fiscal years 1999 and 2000 and various quarterly financial statements delivered for fiscal quarters for years 1999, 2000 and portions of 2001 complied with Section 6.1 of the Credit Agreement (provided, however, that the Borrower subsequently has delivered restated annual financial statements for fiscal years 1999 and 2000 that it represents do comply with said Section 6.1) (the “6.1 Default”).

D.            The Borrower defaulted under Section 6.21 of the Credit Agreement by delivering Borrowing Base Certificates for the periods ending October 31, 2002, and November 30, 2002, which erroneously included as Rental Equipment in the Borrowing Base items that were not Rental Equipment (the “6.21 Default”).

E.             The Borrower defaulted under Section 7.10(b) of the Credit Agreement by delivering an Equipment Appraisal of the Orderly Liquidation Value of Rental Equipment which erroneously included items other than Rental Equipment (the “7.10(b) Default”).

F.             Based upon the Borrower’s internal financial statements and the Borrower’s Notice to the Agent under Section 7.1(i) of the Credit Agreement dated February 3, 2003, the following Events of Default also occurred under Section 7.11 of the Credit Agreement (collectively, the “Financial Covenant Defaults”):

(i)            failing to maintain the required Interest Coverage Ratio required by Section 7.11(a) for the quarter ending December 31, 2002;

(ii)           exceeding the maximum Total Debt Leverage Ratio in violation of Section 7.11(b) for the quarter ending December 31, 2002;

(iii)          exceeding the maximum Senior Debt Leverage Ratio in violation of Section 7.11(c) for the quarter ending December 31, 2002;

(iv)          failing to maintain the required Consolidated Net Worth required by Section 7.11(d) for the quarter ending December 31, 2002;

(v)           failing to maintain the required Fixed Charge Coverage Ratio required by Section 7.11(e) for the quarter ending December 31, 2002; and

(vi)          failing to maintain the required Interest-Expense Coverage Ratio required by Section 7.11(f) for the quarter ending December 31, 2002.

G.            The Borrower defaulted under Section 8.15 of the Credit Agreement by failing to execute and deliver a Blocked Account Agreement or other similar agreement satisfactory to the Agent as required therein for all deposit and other accounts of the Consolidated Parties, which default has not been fully remedied as of the date of this Agreement (the “8.15 Default”) (provided, however, the Borrower subsequently delivered or caused to be delivered all but six (6) of such required agreements).

H.            The above-referenced 7.1(d) Default, 6.1 Default, 6.21 Default, 7.10(b) Default, 8.15 Default and Financial Covenant Defaults resulted in corresponding defaults by the Borrower under Section 5.2(b), Section 5.2(d), Section 5.2(f), Section 6.6, Section 7.3, Section 7.8 and the last sentence of Section 5.2 of the Credit Agreement (collectively, the “Resulting Defaults”).

I.              The Borrower defaulted under Sections 9, 10, 14, 19 and 20 of the Post Closing Agreement dated December 31, 2001 (the “Post Closing Agreement”) and subsequently remedied these defaults, and the Borrower also defaulted under Sections 3 and 16 of the Post Closing Agreement, which defaults have not been fully remedied as of the date of this Agreement (collectively, the “PCA Defaults”).

J.             Collectively, the 7.1(d) Default, the 6.1 Default, the 6.21 Default, the 7.10(b) Default, the 8.15 Default, the Financial Covenant Defaults, the Resulting Defaults and the PCA Defaults are referred to herein as the “Acknowledged Events of Default.”

K.            As a result of the Borrower’s failure to maintain Availability equal to or greater than $10,000,000 under Section 7.17 of the Credit Agreement, the Agent is required to issue certain instructions for the daily sweep of funds into the Wachovia Account, and such instructions constitute a Cash Management Event under Section 3.16 of the Credit Agreement.

L.             The Agent, the Lenders and the Credit Parties entered into that certain Forbearance Agreement (the “Original Forbearance Agreement”) dated as of January 23, 2003 with respect to the Acknowledged Event of Defaults effective through March 14, 2003 and that certain Amendment No. 8 to Amended and Restated Credit Agreement dated as of December 31, 2003 (“Amendment No. 8”) effective through March 14, 2003.

M.           The Credit Parties have requested that the Agent and the Lenders (1) continue to forbear from exercising their rights and remedies arising from the Acknowledged Events of Default until May 14, 2003 (the “Forbearance Termination Date”) and (2) extend the effectiveness of the  amendments provided pursuant to Amendment No. 8 until the Forbearance Termination Date.  The Credit Parties also have requested that the Agent continue to forbear from issuing instructions under Section 7.17 of the Credit Agreement until the Forbearance Termination Date.

N.            The Agent and the Lenders have agreed to such forbearance, but only on the terms and conditions set forth herein.

O.            The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders are willing to amend such provisions, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Estoppel and Acknowledgments.  As of March     , 2003, the outstanding principal balance of Revolving Loans was no less than $416,855,889.32, the outstanding amount of LOC Obligations was no less than $9,216,000.00, and the outstanding principal balance of Term Loans was no less than $70,000,000.00, which amounts constitute valid and subsisting obligations of the Credit Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The Credit Parties acknowledge and affirm their obligations under the Credit Agreement.  The Credit Parties also acknowledge that: (a) as a result of the Acknowledged Events of Default and pursuant to Section 5.2 of the Credit Agreement, the Lenders have no further obligation to extend credit under the Credit Agreement; (b) as a result of the Acknowledged Events of Default and pursuant to Section 3.1 of the Credit Agreement, interest is accruing on the Loans at the Default Rate from and after January 23, 2003; and (c) the Agent has communicated to the Credit Parties its present intention to issue instructions under Section 7.17 of the Credit Agreement promptly upon the occurrence of a Forbearance Termination Event.

2.             Agent’s Acknowledgement of Notice Under Section 7.1(i).  The Agent acknowledges that the Credit Parties have provided the Agent written notice of the

Acknowledged Events of Default sufficient to satisfy the requirements of Section 7.1(i) of the Credit Agreement.

3.             Forbearance and Forbearance Termination Event.  Subject to the terms and conditions set forth herein and until the occurrence of a Forbearance Termination Event, the Lenders will forbear from exercising their rights and remedies arising as a result of the Acknowledged Events of Default and will forbear from issuing instructions under Section 7.17 of the Credit Agreement.  The term “Forbearance Termination Event” means the date of the earliest to occur of:  (a) any Event of Default under the Credit Agreement or any other Credit Document other than the Acknowledged Events of Default, (b) a breach by any Credit Party of any term of this Agreement, and (c) the Forbearance Termination Date.  Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Agent or the Lenders to forbear from the exercise of any of the rights and remedies available to the Agent and/or the Lenders under the Credit Agreement and the other Credit Documents (all of which rights and remedies are hereby expressly reserved by the Agent and the Lenders) upon and after the occurrence of a Forbearance Termination Event.  Notwithstanding any other provision of this Agreement to the contrary, the Agent will continue to proceed with preparations to implement a Cash Management Event, and the Credit Parties will cooperate fully with the Agent in making those preparations.

4.             Borrower’s Deliveries to Agent.  The Borrower shall deliver to the Agent each of the following by each of the specified deadlines:

(a)           The Borrower shall have delivered to the Agent, on or prior to March 17, 2003, the projections of the Borrower’s weekly cash flow from operations for the period from and including March 1, 2003 to and including June 30, 2003, attached as Exhibit 4(a) hereto.  Commencing on Thursday, March 20, 2003, and continuing on each successive Thursday thereafter, through and including May 8, 2003, the Borrower shall deliver to the Agent a reconciliation report for the Borrower’s weekly operations concluding on the previous Friday, setting forth a comparison of the Borrower’s projected cash flow from operations for that week against the actual cash flow from operations for that week.

(b)           On Thursday, May 1, 2003, the Borrower shall deliver to the Agent updated and restated projections of the Borrower’s projected weekly cash flow for the prospective 13-week period from the week commencing on April 27, 2003, through and including the week ending on July 26, 2003.

(c)           As soon as possible and in any event no later than (i) 5:00 p.m. on Friday, March 21, 2003, the Borrower shall deliver to the Agent the Borrowing Base Certificate for the period ending February 28, 2003, together with supporting detail as required by the Credit Agreement, and (ii) 5:00 p.m. on Tuesday, April 22, 2003, the Borrower shall deliver to the Agent the Borrowing Base Certificate for the period ending March 31, 2003, together with supporting detail as required by the Credit Agreement.

(d)           The Borrower shall have filed its annual financial statements for the fiscal year ended December 31, 2002 on Form 10-K with the Securities and Exchange Commission and shall have simultaneously therewith furnished a copy thereof to the Agent on or prior to Monday, March 31, 2003 (or such later date as such deadline may be extended by the Securities and Exchange Commission so long as the Agent and its consultants shall have received and reviewed a status update as to the expected completion of the year-end audit).

(e)           As soon as possible and in any event no later than (i) Friday, April 11, 2003, the Borrower shall deliver to the Agent and the Lenders the monthly reports for February 2003 required to be delivered by the Borrower pursuant to Sections 7.1(n) and 7.1(o) of the Credit Agreement and (ii) Friday, May 9, 2003, the Borrower shall deliver to the Agent and the Lenders the monthly reports for March 2003 required to be delivered by the Borrower pursuant to Sections 7.1(n) and 7.1(o) of the Credit Agreement; provided, however, that timely delivery of the “FTI Performance Update” referred to immediately below, shall satisfy the requirements of this clause (e) so long as the FTI Performance Update shall contain information which is substantially comparable to the information that would have been contained in such reports.

(f)            As soon as possible and in any event no later than (i) Friday, April 11, 2003, the Borrower shall cause FTI to deliver to the Agent and the Lenders the “FTI Performance Update” for February 2003 comparing the Borrower’s actual financial performance for such month to the Borrower’s 2003 Financing Plan presented to the Lenders on March 6, 2003 (the “Borrower’s 2003 Plan”) and to the Borrower’s 2002 actual financial results for the comparable period and (ii) Friday, May 9, 2003, the Borrower shall cause FTI to deliver to the Agent and the Lenders the “FTI Performance Update” for March 2003 comparing the Borrower’s actual financial performance for such month to the Borrower’s 2003 Plan and to the Borrower’s 2002 actual financial results for the comparable period.

(g)           On or prior to Friday, April 4, 2003, the Borrower shall deliver to the Agent draft term sheets for the proposed restructuring of the Indebtedness of the Consolidated Parties.

(h)           On or prior to Friday, April 4, 2003, the Borrower shall deliver to the Agent a draft term sheet for the investment of new cash equity in the Borrower.

(i)            The Borrower shall deliver to the Agent such additional documents, financial information, reports and/or budgets as the Agent shall request.

Notwithstanding any provision of this Agreement to the contrary, any breach of the requirements of this Section 4 shall not constitute a Forbearance Termination Event unless and until the Agent, acting upon the instructions of the Required Lenders, shall have notified the Borrower that such breach has resulted in a Forbearance Termination Event.

5.             Compliance with Borrowing Base, Etc.  After giving effect to this Agreement, the sum of the Revolving Obligations and outstanding Term Loan shall not exceed the Borrowing Base at any time following the date hereof.

6.             Payment of Interest.  The Borrower shall pay to the Agent, for the account of each Lender on the effective date of this Agreement all interest on outstanding Loans accrued through such date.  All other interest on the Loans shall be paid as the same shall become due and payable in accordance with the terms of the Credit Agreement.

7.             Limited Consent to Extension of Eurodollar Loans.  Pursuant to Section 3.2 of the Credit Agreement, the Required Lenders consent to the Borrower’s extension of the outstanding Eurodollar Loans under the Credit Agreement as Eurodollar Loans with an Interest Period of one-month and to the conversion of outstanding Base Rate Loans under the Credit Agreement into Eurodollar Loans with an Interest Period of one-month; provided, however, that none of such new Eurodollar Loans shall have an Interest Period that extends beyond May 14, 2003 or such later date as may be agreed to by the Agent, with the concurrence of the Required Lenders, and the Borrower.  Accordingly, any of such Eurodollar Loans as well as all other Eurodollar Loans outstanding under the Credit Agreement with an Interest Period that expires after April 14, 2003 shall automatically convert to a Base Rate Loan at the expiration of the Interest Period applicable thereto in accordance with the terms of the Credit Agreement.

8.             Excess Cash.

(a)           Pursuant to Section 8.15 of the Credit Agreement, no cash of the Credit Parties shall be held in any account which is not subject to a Blocked Account Agreement, except as approved by the Agent.  In the ordinary course, all cash in any such account shall be promptly transferred to and maintained in the National Cash Concentration Account with Bank One, N.A., Account Number:  18124631 (the “Bank One Concentration Account”) or such other account as may be approved by the Agent.  The Borrower shall cause Bank One, N.A. to deliver to Agent upon request the daily account balance information regarding the Bank One Concentration Account, including deposit and withdrawal activity.

(b)           At any time that cash on deposit in the Bank One Concentration Account (net of outstanding checks) exceeds the Excess Cash Limit (as defined below) for a period of five consecutive Business Days, the Borrower shall pay to the Agent on the first Business Day immediately following such five consecutive Business Day an amount equal to the average amount by which such cash exceeded the Excess Cash Limit over the course of such five Business Day period (the “Excess Cash Funds”).  For purposes hereof, the Excess Cash Limit shall mean (i) $10,000,000 from and including March 14, 2003 to and including April 14, 2003 and (ii) $8,000,000 from and including April 15, 2003 to and including May 14, 2003.  The Agent shall apply such Excess Cash Funds to the pro rata payment of (i) the Revolving Loans which shall cause a corresponding, permanent reduction in the Revolving Committed Amount and (ii) the Term Loans, in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities; provided, however, that the Agent shall hold each payment of Excess Cash Funds in an overnight, interest bearing sweep account as additional security for the Loans until such time as the Agent is able to apply such Excess Cash Funds without causing the Borrower to incur any Eurodollar Loan breakage fee.

9.             Bi-weekly Expenditures.  The aggregate bi-weekly expenditures of the Consolidated Parties (the “Bi-weekly Expenditures”) shall not exceed for any applicable bi-weekly period occurring during the term of this Forbearance Agreement, commencing with the two-week period beginning on March 16, 2003 and ending on Saturday, March 29, 2003 (each, a “Bi-weekly Period”), the sum of (a) the aggregate budgeted amount (the “Bi-weekly Budgeted Amount”) set forth in the corresponding Bi-weekly Expenditure Budget (as defined below) plus (b) 15% of such Bi-weekly Budgeted Amount; provided, however, that any amount permitted to be expended up to the Bi-weekly Expenditure Budget in any Bi-weekly Period (excluding any amount carried forward from a previous Bi-weekly Period as permitted by this proviso), if not expended in such Bi-weekly Period for which it is permitted may be carried over for expenditure in the next following Bi-weekly Period.  For purposes hereof, the Bi-weekly Expenditures of the Consolidated Parties shall be measured based on the amount of checks of, and debits authorized by, the Consolidated Parties which have been cleared for payment in the applicable Bi-weekly Period and “Bi-weekly Expenditure Budget” shall mean the Cash Disbursement Budget for such Bi-weekly Period set forth in Exhibit 9 hereto.  Notwithstanding any provision of this Agreement to the contrary, any breach of the requirements of this Section 9 shall not constitute a Forbearance Termination Event unless and until the Agent, acting upon the instructions of the Required Lenders, shall have notified the Borrower that such breach has resulted in a Forbearance Termination Event.

10.           Amendments to Credit Agreement.  Subject to the terms and conditions hereof, the Credit Agreement is amended as follows as of December 31, 2002 with such amendments terminating on the Amendment Termination Date in accordance with this Section 10.  Any Event of Default under Section 3.3(b)(i) of the Credit Agreement arising from the failure to make the mandatory prepayment on the Loans required immediately upon delivery of the Borrowing Base Certificates for the respective periods ending December 31, 2002, January 31, 2003, February 28, 2003 and March 31, 2003 after giving effect to this Agreement, shall be deemed not to have occurred, but only for the term of this Agreement.  Except as so amended, the Credit Agreement and all other Credit Documents shall continue in full force and effect.  On the Amendment Termination Date, the amendments in this Section 10 shall be of no further force and effect.

(a)           Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions:

“Amendment Termination Date” means the earlier to occur of May 14, 2003 and the date of occurrence of any Event of Default under this Credit Agreement other than an Acknowledged Event of Default (as such term is defined in the Forbearance and Amendment Agreement).

“Forbearance and Amendment Agreement” means the Second Forbearance Agreement and Amendment No. 9 to Amended and Restated Credit Agreement dated as of March 14, 2003 by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Agent.

(b)           The definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Borrowing Base” means, as of any day, an amount equal to the sum of (1) eighty percent (80%) of the aggregate face amount of Eligible Accounts Receivable, plus (2) fifty percent (50%) of the net book value (determined at the lower of cost or market) of Eligible Parts and Supplies Inventory, plus (3) eighty percent (80%) of the Orderly Liquidation Value of the Serialized Eligible Rental Equipment, plus (4) fifty-six percent (56%) of the net book value of the Non-Serialized Eligible Rental Equipment, plus (5) eighty percent (80%) of the Delivered Cost of Eligible Equipment Held For Resale, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(d), plus (6) an amount equal to $15,000,000 through and including March 31, 2003, plus (a) from December 31, 2002 through and including February 28, 2003, $68,500,000, (b) from March 1, 2003 through and including March 31, 2003, $95,400,000, (c) from April 1, 2003 through and including the Amendment Termination Date, $99,700,000, and (d) thereafter, $-0- (provided, that the foregoing amounts shall be reduced by an amount equal to one hundred percent (100%) of the amount by which the Net Cash Proceeds received for any Material Asset Disposition exceed the value included in the calculation of the most recently delivered Borrowing Base associated with the assets being disposed of), minus (7) an amount equal to the accrued and unpaid interest on the Senior Subordinated Notes, minus (8) reserves established by the Agent from time to time in its reasonable discretion.  Notwithstanding the foregoing to the contrary, the advance rate on the Non-Serialized Eligible Rental Equipment shall be readjusted periodically based on each new Equipment Appraisal thereof to equal the product (calculated as a percentage) of (x) the ratio of (1) the Orderly Liquidation Value of the Non-Serialized Eligible Rental Equipment to (2) the net book value of the Non-Serialized Eligible Rental Equipment multiplied by (y) eighty percent (80%).  For the purposes of this definition, “Material Asset Disposition” means an Asset Disposition the Net Cash Proceeds of which are in excess of $5,000,000.

11.           Agent’s Counsel’s Employment of Consultant.  The Agent’s counsel is engaging Alvarez & Marsal, Inc. (“A&M”), to serve as a consultant and financial advisor with regard to analyzing and examining various aspects of the Credit Parties’ business.  The Credit Parties will provide A&M reasonable access to all business records and appropriate personnel (including the Credit Parties’ accountants, auditors, consultants and financial advisors, and including FTI Consulting, Inc. (“FTI”), the consultant engaged by the Borrower’s counsel) to facilitate A&M’s review and analysis.  The Borrower will pay all reasonable fees and expenses of A&M when due.

From time to time, as reasonably requested by the Agent, the Borrower will make available to the Agent, the Lenders and/or A&M appropriate representatives of FTI to review and discuss with the Agent, the Lenders and/or A&M the analyses, findings, recommendations and reports of FTI.

12.           Inspections and Appraisals of Credit Parties’ Assets By Agent.  The Credit Parties will cooperate with the Agent’s inspection and appraisal of the Credit Parties’ assets, including but not limited to the real estate assets (at the Borrower’s expense).  This cooperation includes, but is not limited to, allowing the Agent (or its representatives, agents, employees or independent contractors) reasonable access to the Credit Parties’ assets and their books and records during normal business hours, or at such other times as may be mutually agreed between the Agent and the Borrower.

13.           FTI Participation.  The Borrower shall continue to engage FTI to assist and participate with the Borrower in the timely preparation of the Borrower’s financial and other reports due from time to time under the Credit Agreement and this Agreement.

14.           Borrower’s Strategic Restructure Plan.

(a)           No later than April 9, 2003, the Borrower and FTI shall be available to meet with the Agent, the Lenders’ Steering Committee and A&M and shall present to the Agent, the Lenders’ Steering Committee and A&M; a summary of discussions to date with holders of the Borrower’s Capital Stock; a summary of discussions to date with holders of the Borrower’s Senior Subordinated Notes; and the draft strategic restructure plan for the Borrower and its subsidiaries and the timetable outlining the next steps to complete such plan.  At such time, the Borrower and FTI shall review and discuss with the Agent, the Lenders’ Steering Committee and A&M the draft term sheet for the investment of new cash equity in the Borrower and draft term sheets for the proposed restructuring of the Indebtedness of the Consolidated Parties.

(b)           No later than April 16, 2003, the Borrower and FTI shall be available to meet with the Agent, the Lenders and A&M and shall present to the Agent, the Lenders and A&M an updated comprehensive report of the Borrower’s financial condition, including actual 2003 results to date versus the Borrower’s 2003 Plan; a summary of discussions to date with holders of the Borrower’s Capital Stock; a summary of discussions to date with holders of the Borrower’s Senior Subordinated Notes; and the final strategic restructure plan for the Borrower and its subsidiaries and the timetable outlining the next steps to complete such plan.

15.           Forbearance Fee.  Upon execution and delivery of this Agreement, the Borrower will pay to the Agent, for the benefit of the Lenders, a forbearance fee (the “Forbearance Fee”) in an aggregate amount equal to $350,000 for the account of each Lender on a pro rata basis according to such Lender’s aggregate Revolving Commitment and outstanding Term Loans as of the date hereof; provided, however, that such fee shall be allocable and payable only to those Lenders that shall have returned executed signature pages to this Agreement no later than 5:00

p.m., EST, on Monday, March 17, 2003, as directed by the Agent, or as such concurrence date may be extended by agreement of the Agent and the Borrower.

16.           Conditions Precedent.  As conditions precedent to the effectiveness of this Agreement, the Agent shall have received (a) original, duly executed counterparts of this Agreement duly executed by the Borrower, the Subsidiary Guarantors and the Required Lenders and (b) the “FTI Performance Update” for January 2003 comparing the Borrower’s actual financial performance for such month to the Borrower’s 2003 Plan and to the Borrower’s 2002 actual financial results for the comparable period (including substantially comparable information to the information that would be contained in the reports required to be delivered pursuant to Sections 7.1(n) and 7.1(o) for January 2003) .

17.           Release.  The Credit Parties each hereby release the Agent, the Lenders, and the Agent’s and the Lenders’ respective directors, officers, employees, representatives, agents, counsel and advisors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

18.           Expenses.  Upon demand therefor pursuant to Section 11.5 of the Credit Agreement, the Credit Parties shall pay all costs and expenses of the Agent, including but not limited to funds reasonably requested by the Agent to fund initially and to replenish periodically retainers for its counsel and advisors.  All outstanding legal and other fees and expenses shall have been brought current on or prior to the date hereof.

19.           Credit Parties’ Representations.  The Credit Parties hereby represent and warrant as follows:

(a)           The Credit Parties have taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)           This Agreement has been duly executed and delivered by the Credit Parties and constitutes the Credit Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Credit Parties of this Agreement.

20.           Waiver; Ratification and Reaffirmation, Etc.  Each Credit Party hereby ratifies the Credit Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of such Credit Documents (as amended hereby) applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations under such Credit Documents.  This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.  At such time as this Agreement shall become effective pursuant to the terms hereof, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement, as amended by this Agreement.  Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

21.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

22.           Notices.  All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

23.           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF THE CREDIT AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE AND WAIVER OF JURY TRIAL ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	NATIONAL EQUIPMENT SERVICES, INC.

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP & CFO

SUBSIDIARY GUARANTORS:	NES EQUIPMENT SERVICES CORPORATION

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP & CFO

REBEL STUDIO RENTALS, INC.

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP & CFO

NES SHORING ACQUISITION, INC.

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP & CFO

NES MANAGEMENT SERVICE CORPORATION

	By:	/s/ Michael D. Milligan
	Name:	Michael D. Milligan
	Title:	SVP & CFO

NES PARTNERS, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP & CFO

NES COMPANIES, L.P.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP & CFO

FALCONITE REBUILD CENTER, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP & CFO

NES INDIANA PARTNERS, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP & CFO

NES EQUIPMENT RENTAL, L.P.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP & CFO

NES TRAFFIC SAFETY, L.P.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP & CFO

NES EQUIPMENT SERVICES, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	SVP & CFO

AGENT AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), as Agent and as a Lender

	By:	/s/ Eric Butler
	Name:	Eric Butler
	Title:	Managing Director

COMERICA BANK, as a Lender

By:	/s/ Jeffrey E. Peck
Name:	Jeffrey E. Peck
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ John F. Bohan
Name:	John F. Bohan
Title:	VP

BANK ONE, NA, as a Lender

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Vice President

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Visconti
Name:	Thomas Visconti
Title:	Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ Ari Kaplan
Name:	Ari Kaplan
Title:	Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender

By:	/s/ Jason Dugan
Name:	Jason Dugan
Title:	AVP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sherry Winick
Name:	Sherry Winick
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Arlene Stackhouse
Name:	Arlene Stackhouse
Title:	Senior Vice President

FLEET NATIONAL BANK, as a Lender

By:	/s/ Kevin O'Keefe
Name:	Kevin O'Keefe
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Margaret P. Heger
Name:	Margaret P. Heger
Title:	First Vice President

CITICORP DEL-LEASE, INC., as a Lender

By:	/s/ Thomas F. Rappazzo
Name:	Thomas F. Rappazzo
Title:	Vice President

KEY CORPORATE CAPITAL INC., as a Lender

By:	/s/ Leslie A. Jones
Name:	Leslie A. Jones
Title:	Vice President

THE PROVIDENT BANK, as a Lender

By:	/s/ Mary Sue Wolfer
Name:	Mary Sue Wolfer
Title:	Credit Officer

HARRIS TRUST AND SAVINGS BANK, as a Lender

By:	/s/ BW Stratton
Name:	BW Stratton
Title:	Vice-President

CITIZENS BUSINESS CREDIT CORPORATION, a Division of Citizens Leasing Corporation, as a Lender

By:	/s/ Steven C. Petrarca
Name:	Steven C. Petrarca
Title:	Vice President

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:	/s/ John Fay
Name:	John Fay
Title:	Vice President

By:	/s/ Bryan J. Lynch
Name:	Bryan J. Lynch
Title:	First Vice President

MIZUHO CORPORATE BANK, LTD. (formerly The Fuji Bank, Limited), as a Lender

By:	/s/ Masanobu Kobayashi
Name:	Masanobu Kobayashi
Title:	Senior Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Andrew J. Pernsteiner
Name:	Andrew J. Pernsteiner
Title:	Account Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ W. Jerome McDermott
Name:	W. Jerome McDermott
Title:	Duly Authorized Signatory

SUNTRUST BANK, ATLANTA, as a Lender

By:	/s/ Janet R. Naifen
Name:	Janet R. Naifen
Title:	Director

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Joel Steiner
Name:	Joel Steiner
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Tammy M. Foshee
Name:	Tammy M. Foshee
Title:	Assistant Vice President

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Thomas R. Brady
Name:	Thomas R. Brady
Title:	Director

By:	/s/ Sanjeev Malhotva
Name:	Sanjeev Malhotva
Title:	Associate

ALLFIRST BANK, as a Lender

By:	/s/ Thomas A. Buckelew
Name:	Thomas A. Buckelew
Title:	Vice President

WASHINGTON MUTUAL BANK (formerly Dime Commercial Corp.), as a Lender

By:	/s/ Deberah Saffie
Name:	Deberah Saffie
Title:	Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Robert E. Cook
Name:	Robert E. Cook
Title:	Vice President

GMAC COMMERCIAL FINANCE LLC, successor by merger with GMAC Commercial Credit LLC, as a Lender

By:	/s/ Stanley M. Guralnick
Name:	Stanley M. Guralnick
Title:	Senior Vice President

HARBOUR TOWN FUNDING TRUST, as a Lender

By:	/s/ Diana L. Mushill
Name:	Diana L. Mushill
Title:	Authorized Agent

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, as a Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director

SANKATY HIGH YIELD PARTNERS III, L.P., as a Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR GREAT POINT CLO1999-1, LTD., as a Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director